Exhibit 10.1

ASPEN INSURANCE HOLDINGS LIMITED
2008 EMPLOYEE SHARE PURCHASE PLAN

The following constitute the provisions of the 2008 Employee Share Purchase Plan of Aspen Insurance Holdings Limited.

1.    Purpose.    The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Shares of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an ‘‘Employee Stock Purchase Plan’’ under Section 423 of the Code, and the Plan shall be construed in a manner consistent with the requirements of such Section of the Code.

2.    Definitions.

(a)    ‘‘Account’’ shall mean the funds accumulated with respect to a Participant as a result of authorized payroll deductions for the purpose of purchasing Shares under this Plan. The funds allocated to a Participant’s Account shall remain the property of the Participant at all times, but may be commingled with the general funds of the Company.

(b)    ‘‘Administrator’’ shall mean the Board or any committee designated by the Board to administer the Plan pursuant to Section 15.

(c)    ‘‘Board’’ shall mean the Board of Directors of the Company.

(d)    ‘‘Code’’ shall mean the Internal Revenue Code of 1986, as amended.

(e)    ‘‘Company’’ shall mean Aspen Insurance Holdings Limited, a Bermuda holding company.

(f)    ‘‘Compensation’’ shall mean the base pay received by an Eligible Employee during an Offering Period. Compensation shall not include any other type of pay, including, but not limited to, long term disability or workers compensation payments, expense reimbursement payments or payments under any other form of equity or fringe benefit program.

(g)    ‘‘Designated Subsidiary’’ shall mean any Subsidiary selected by the Board, in its sole discretion, as eligible to participate in the Plan which may include corporations (as such term in described by Internal Revenue Regulation 1.421-1) which may become subsidiaries of the Company after the adoption of this Plan.

(h)    ‘‘Effective Date’’ shall mean March 17, 2008.

(i)    ‘‘Eligible Employee’’ shall mean any individual who is a common law employee of the Company or any Designated Subsidiary.

(j)    ‘‘Fair Market Value’’ shall mean, as of any Trading Day, the closing sale price for such Shares (or the closing bid, if no sales were reported) as quoted on the New York Stock Exchange or any other established stock exchange or national market system.

(k)    ‘‘International Plan’’ shall mean the Aspen Insurance Holdings Limited 2008 International Employee Share Purchase Plan.

(l)    ‘‘Offering Date’’ shall mean the first Trading Day of each Offering Period.

(m)    ‘‘Offering Period’’ shall mean a two (2) year or other period as determined by the Administrator; provided, however, that in no event shall the Offering Period extend for a period of longer than twenty-seven (27) months. The first Offering Period shall commence on the Plan’s first Offering Date, which shall be as soon as administratively practicable after the Effective Date and end on the second anniversary of the Offering Date.

(n)    ‘‘Option’’ shall mean a right granted under this Plan to an Eligible Employee to purchase Shares.

(o)    ‘‘Participant’’ shall mean an Eligible Employee who enrolls in the Plan pursuant to Section 4.

(p)    ‘‘Plan’’ shall mean the Aspen Insurance Holdings Limited 2008 Employee Share Purchase Plan.

(q)    ‘‘Purchase Date’’ shall mean the last Trading Day of each Offering Period or such other period as may be determined by the Board.

(r)    ‘‘Purchase Price’’ shall mean eighty-five percent (85%) of the Fair Market Value of a Share, or fractional portion thereof (as the case may be), on the Offering Date; provided, however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 17.

(s)    ‘‘Share’’ shall mean the ordinary shares of the common equity of the Company, par value $0.0015144558 per share.

(t)    ‘‘Subsidiary’’ shall mean any subsidiary corporation (other than the Company) in an unbroken chain or corporations beginning with the Company, as described in Code Section 424(f).

(u)    ‘‘Trading Day’’ shall mean a day on which national stock exchanges and the New York Stock Exchange are open for trading.

(v)    ‘‘UK Sharesave Plan’’ shall mean the Aspen Insurance Holdings Limited Sharesave Plan.

3.    Eligibility.    Any Eligible Employee of the Company or a Designated Subsidiary who is an employee on an Offering Date is eligible to participate in the Plan. Notwithstanding the foregoing, no otherwise Eligible Employee may become a Participant for an Offering Period to the extent that: (i) immediately following the grant of the Option, such Eligible Employee (or any other person whose Shares would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own Shares and/or hold outstanding Options to purchase such Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of the shares of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase Shares under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand U.S. Dollars ($US25,000) worth of Shares (determined at the Fair Market Value of the Shares at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

4.    Enrollment.    An Eligible Employee who meets the requirements of Section 3 may become a Participant by enrolling in the Plan by completing a payroll deduction authorization and Plan enrollment form at least ten (10) business days prior to the beginning of the applicable Offering Period or as otherwise prescribed by the Administrator prior to an applicable Offering Date.

5.    Offering Periods.    The Plan shall be implemented by a series of consecutive Offering Periods as determined by the Administrator and shall continue until terminated in accordance with Section 18 or Section 24 hereof. The Administrator shall have the power to change the duration and/or frequency of the Offering Periods with respect to future Offering Periods. A Participant shall be granted a separate Option for each Offering Period in which a Participant participates.

6.    Participation.

(a)     On the Offering Date, Participants shall be granted an Option for as many Shares as the Participant will be able to purchase with the payroll deductions credited to his or her Account during that Offering Period. Subject to Section 3 hereof and subject to such rules as may be prescribed by the Administrator, an Eligible Employee may authorize payroll deductions at the rate of any whole percentage or in a specified amount of the Eligible Employee’s Compensation; in either case, not to exceed Five Hundred U.S. Dollars ($US500) per month. All payroll deductions may be held by the Company and commingled with other corporate funds. No interest shall be paid or credited to the Participant with respect to such payroll deductions.

(b)     To the extent necessary to comply with Code Section 423(b)(8) and Section 3 hereof, a Participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period.

(c)    If, on the Purchase Date, the Purchase Price of a Share for the applicable Offering Period exceeds the Fair Market Value of a Share on such date, no Shares will be purchased, and any payroll deductions shall be promptly refunded to the Participant.

(d)    Subject to the Administrator’s absolute right to prohibit such increases or decreases, a Participant may increase or decrease his or her payroll deduction by filing a new payroll deduction authorization at any time during an Offering Period.

7.    Exercise of Option.

(a)    Each Eligible Employee who is a Participant on the Purchase Date of an Offering Period shall be deemed to have exercised his or her Option on such date and shall be deemed to have purchased from the Company the maximum number of full Shares at the applicable Purchase Price which may be purchased with the accumulated payroll deductions in his or her Account. The Administrator may determine from time to time whether fractional shares may be purchased. If the purchase of fractional shares is not permitted, any payroll deductions accumulated in a Participant’s Account which are not sufficient to purchase a full share shall be promptly refunded to the Participant.

(b)    At the time the Option is exercised, in whole or in part, or at the time some or all of the Company’s Shares issued under the Plan are disposed of, the Participant must make adequate provision, in such manner as may be required by the Administrator, for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Shares. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s Compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Shares by the Participant.

8.    Withdrawal/Termination of Participation.

(a)    A Participant may withdraw from an Offering Period, in whole but not in part, at any time prior to the Purchase Date of the Offering Period by delivering to the Company a notice of withdrawal at least ten (10) days prior to the end of the Offering Period, in which event the Company will refund the entire balance of the Participant’s Account to the Participant as soon as reasonably practicable thereafter. No further payroll deductions will be made for such a Participant during such Offering Period.

(b)    A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

9.    Termination of Employment.    Upon termination of employment or loss of eligibility to participate in the Plan for any reason whatsoever, including but not limited to death or retirement, the balance in a Participant’s Account shall be paid to the Participant or to the Participant’s beneficiary, as designated under Section 21, or if no beneficiary is so designated, to the Participant’s estate.

10.    Shares Reserved for Plan.    Subject to adjustment upon changes in capitalization of the Company as provided in Section 17 hereof, there shall be reserved for issuance and purchase under the Plan, the International Plan attached hereto as Appendix A and the UK Sharesave Plan, an aggregate of Eight Hundred and Seventy Thousand (870,000) Shares. Shares subject to the Plan shall be authorized but unissued shares, or previously issued shares, at the discretion of the Board. Shares needed to satisfy the needs of the Plan, the UK Sharesave Plan and the International Plan may be newly issued by the Company or acquired by purchases at the expense of the Company on the open market or in private transactions. Shares that are issued under the Plan, the International Plan or the UK Sharesave Plan or that are subject to outstanding Options under any of the foregoing will be applied to reduce the maximum number of Shares remaining available for issuance under the Plan. Any Shares that are subject to an Option under the Plan or the International Plan that is terminated unexercised will automatically again become available for issuance under the Plan. If the total number of Shares which would otherwise be purchased pursuant to Options granted under the Plan or the International Plan on a Purchase Date or Shares under the UK Sharesave Plan exceeds the number of Shares then available under the Plan (after deduction of all Shares for which Options have been exercised or are then outstanding) or there is insufficient unissued share capital of the Company, the Administrator shall make a pro rata allocation of the Shares remaining in as uniform a manner as shall be practicable and as it shall determine to be equitable and in compliance with the provisions of Section 423 of the Code. In such event, the Administrator shall give written notice to each Participant of such reduction of the number of Shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

11.    Rights as Shareholder.    No Participant shall have any right as a shareholder with respect to any Shares until the Shares have been purchased and the Participant becomes the holder of record of Shares pursuant to Section 13 hereof. Except as otherwise provided under the Plan, no adjustment will be made for dividends or distributions with respect to Options as to which there is a record date preceding the date the Participant becomes the beneficial owner of such Shares, except as the Board may determine in its sole discretion.

12.    Conditions Upon Issuance of Shares.

(a)    Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    As a condition to the exercise of an Option, the Company may require the Participant exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

13.    Evidence of Share Ownership.    Subject to the terms and conditions of the Plan, promptly following the end of each Offering Period, each Participant shall become the beneficial owner of all Shares and any fractional interest in Shares purchased, if allowed by the Administrator, on his or her behalf.

14.    Transferability.

(a)    Neither payroll deductions credited to a Participant’s Account nor any rights with regard to the exercise of an Option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 7 hereof.

(b)    Unless otherwise determined by the Administrator, Shares delivered to a Participant hereunder may not be assigned, transferred, pledged or otherwise disposed of in any way by the Participant during the one year period following such delivery to the Participant (other than by will, the laws of descent and distribution) and the Shares shall bear a legend denoting such restrictions as may be determined by the Administrator to be appropriate.

15.    Administration.

(a)    The Administrator shall be vested with full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan, to supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties. No Board or committee member shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder. As permitted by applicable law, the Board or Administrator may delegate its authorities, duties and powers as identified hereunder to such persons or committees as the Board or the Administrator designates in its sole discretion.

(b)    The Administrator may establish and administer the International Plan attached hereto as Appendix A.

(c)    All costs and expenses incurred in administering the Plan shall be paid by the Company. Any brokerage fees for the purchase of Shares by a Participant under the Plan shall be paid by the Company, but brokerage fees for the resale of Shares by a Participant shall be borne by the Participant.

16.    Reports.    Statements of each Participant’s Account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

17.    Changes in Capitalization/Corporate Transaction.

(a)    In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of rights, or any other change in the structure of the common equity of the Company, the Board shall make such adjustment, if any, as it may deem appropriate in the number, kind, and the price of shares available for purchase under the Plan, and in the number of shares which a Participant is entitled to purchase.

(b)    In the event of the sale of all or substantially all of the assets of the Company, or the merger, amalgamation or consolidation of the Company with or into another entity, or the entry by the Company into a scheme of arrangement, or the dissolution or liquidation of the Company, a Purchase Date shall be deemed to occur on the Trading Day immediately preceding the date of such event, unless otherwise provided by the Board in its sole discretion, including the exercise of such discretion to provide for the assumption or substitution of each Option under the Plan by the successor or surviving corporation, or a parent or subsidiary thereof.

18.    Amendment or Termination.

(a)    The Administrator may at any time and for any reason terminate or amend the Plan. Except as otherwise provided in the Plan, no such termination shall adversely affect Options previously granted, provided that an Offering Period may be terminated by the Administrator on any Purchase Date if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 17 and this Section 18 hereof, no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required under Section 423 of the Code of any other applicable law, regulation or stock exchange or national or international quotation system rule.

(b)    In the event the Plan is terminated, the Board may elect to terminate all outstanding Options either immediately or upon completion of the purchase of Shares on the next Exercise Date, or may elect to permit Options to expire in accordance with their terms (and participation to continue through such expiration dates). If the Options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase Shares shall be returned to the Participants.

19.    Notices.    All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

20.    Designation of Beneficiary.    A Participant may file with the Company a written designation of a beneficiary who is to receive Shares and cash, if any, under the Plan in the event of such Participant’s death prior to delivery of such shares or cash to such Participant. In the event of the death of a Participant who has not filed a designation of beneficiary with the Company, the Company will deliver such Shares or cash to the Participant’s estate.

21.    No Employment Rights.    The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any Shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or any of its Subsidiaries, and it shall not be deemed to interfere in any way with the Company or Subsidiary’s right to terminate, or otherwise modify, an employee’s employment at any time.

22.    Governing Law.    The Plan shall be construed and administered in accordance with the laws of Bermuda without regard for conflict of law principles.

23.    Successors and Assigns.    The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company.

24.    Term of Plan.    The Plan shall become effective on the date determined by the Board, subject to approval by the Company’s shareholders. It shall continue in effect until the earliest to occur of: (a) the date the Plan is terminated pursuant to Section 19, or (b) ten years from the effective date of the Plan.

APPENDIX A

ASPEN INSURANCE HOLDINGS LIMITED
2008 INTERNATIONAL EMPLOYEE SHARE PURCHASE PLAN

The following constitute the provisions of the 2008 International Employee Share Purchase Plan of Aspen Insurance Holdings Limited.

1.    Purpose     The purpose of the International Plan is to provide employees of the Company’s International Designated Subsidiaries with an opportunity to purchase Shares of the Company through accumulated payroll deductions. All of the provisions of the International Plan is governed by the Plan unless otherwise provided herein.

2.    Definitions.    The definitions in Section 2 of the Plan shall govern the International Plan, except the following terms shall have the meaning indicated below:

(a)    ‘‘Effective Date’’ shall mean March 17, 2008.

(b)    ‘‘Eligible Employee’’ shall mean any individual who is a common law employee of any International Designated Subsidiary.

(c)    ‘‘International Designated Subsidiary’’ shall mean any Subsidiary selected by the Board, in its sole discretion, as eligible to participate in the International Plan which may include corporations (as such term in described by Internal Revenue Regulation 1.421-1) which may become subsidiaries of the Company after the adoption of this International Plan.

(d)    ‘‘International Plan’’ shall mean the Aspen Insurance Holdings Limited 2008 International Employee Share Purchase Plan.

(e)    ‘‘Plan’’ shall mean the Aspen Insurance Holdings Limited 2008 Employee Share Purchase Plan.

3.    Eligibility.    Any Eligible Employee of the Company or a Designated Subsidiary who is an employee on an Offering Date is eligible to participate in the International Plan. Notwithstanding the foregoing, no otherwise Eligible Employee may become a Participant for an Offering Period to the extent that: (i) immediately following the grant of the Option, such Eligible Employee (or any other person whose Shares would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own Shares and/or hold outstanding Options to purchase such Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of the shares of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase Shares under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand U.S. Dollars ($US25,000) worth of Shares (determined at the Fair Market Value of the Shares at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

4.    Enrollment.    An Eligible Employee who meets the requirements of Section 3 may become a Participant by enrolling in the Plan by completing a payroll deduction authorization and International Plan enrollment form at least ten (10) business days prior to the beginning of the applicable Offering Period or as otherwise prescribed by the Administrator prior to an applicable Offering Date.

5.    Offering Periods.    The International Plan shall be implemented by a series of consecutive Offering Periods as determined by the Administrator and shall continue until terminated in accordance with Section 18 or Section 24 hereof. The Administrator shall have the power to change the duration and/or frequency of the Offering Periods with respect to future Offering Periods. A Participant shall be granted a separate Option for each Offering Period in which a Participant participates.

6.    Participation.

(a)    On the Offering Date, Participants shall be granted an Option for as many Shares as the Participant will be able to purchase with the payroll deductions credited to his or her Account during that Offering Period. Subject to Section 3 hereof and subject to any such rules as may be prescribed by the Administrator, an Eligible Employee may authorize payroll deductions at the rate of any whole percentage or in a specified amount of the Eligible Employee’s Compensation; in either case, not to exceed Five Hundred U.S. Dollars ($US500) per month. All payroll deductions may be held by the Company and commingled with other corporate funds. No interest shall be paid or credited to the Participant with respect to such payroll deductions.

(b)    To the extent necessary to comply with Code Section 423(b)(8) and Section 3 hereof, a Participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period.

(c)    If, on the Purchase Date, the Purchase Price of a Share for the applicable Offering Period exceeds the Fair Market Value of a Share on such date, no Shares will be purchased, and any payroll deductions shall be promptly refunded to the Participant.

(d)    Subject to the Administrator’s absolute right to prohibit such increases or decreases, a Participant may increase or decrease his or her payroll deduction by filing a new payroll deduction authorization at any time during an Offering Period.

7.    Exercise of Option.

(a)    All purchases of Shares under the International Plan are to be made with U.S. Dollars into which the payroll deductions for the Offering Period or other approved contributions have been converted in accordance with Section 7(b) below. Each Eligible Employee who is a Participant on the Purchase Date of an Offering Period shall be deemed to have exercised his or her Option on such date and shall be deemed to have purchased from the Company the maximum number of full Shares at the applicable Purchase Price which may be purchased with the accumulated payroll deductions in his or her Account. The Administrator may determine from time to time whether fractional shares may be purchased. If the purchase of fractional shares is not permitted, any payroll deductions accumulated in a Participant’s Account which are not sufficient to purchase a full share shall be promptly refunded to the Participant.

(b)    For purposes of determining the number of Shares purchasable by a Participant, the payroll deductions credited to each Participant’s Account during each Offering Period shall be converted into U.S. Dollars on the Purchase Date for that Offering Period on the basis of the exchange rate in effect on such date. The Administrator shall have the absolute discretion to determine the applicable exchange rate to be in effect for each purchase date by any reasonable method (including, without limitation, the exchange rate actually used by the Company for its intra-Company financial transactions for the month of such transfer). Any changes or fluctuations in the exchange rate at which the payroll deductions or other approved contributions collected on the Participant’s behalf are converted into U.S. Dollars on each purchase date shall be borne solely by the Participant.

(c)    At the time the Option is exercised, in whole or in part, or at the time some or all of the Company’s Shares issued under the International Plan are disposed of, the Participant must make adequate provision, in such manner as may be required by the Administrator, for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Shares. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s Compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Shares by the Participant.

8.    Withdrawal/Termination of Participation.    A Participant may withdraw from an Offering Period, in whole but not in part, at any time prior to the Purchase Date of the Offering Period by delivering to the Company a notice of withdrawal at least ten (10) days prior to the end of the Offering Period, in which event the Company will refund the entire balance of the Participant’s Account to the Participant as soon as reasonably practicable thereafter. No further payroll deductions will be made for such a Participant during such Offering Period.

9.    Termination of Employment.    Upon termination of employment or loss of eligibility to participate in the International Plan for any reason whatsoever, including but not limited to death or retirement, the balance in a Participant’s Account shall be paid to the Participant or to the Participant’s beneficiary, as designated under Section 20, or if no beneficiary is so designated, to the Participant’s estate.

10.    Shares Reserved for International Plan.    The Shares purchasable by Participants under the International Plan shall be made available from Shares reserved under Section 10 of the Plan and any Shares issued under the International Plan will reduce, on a share-for-share basis, the number of Shares available for subsequent issuance under the Plan.

11.    Rights as Shareholder.    No Participant shall have any right as a shareholder with respect to any Shares until the Shares have been purchased and the Participant becomes the holder of record of Shares pursuant to Section 13 hereof. Except as otherwise provided under the International Plan, no adjustment will be made for dividends or distributions with respect to Options as to which there is a record date preceding the date the Participant becomes the beneficial owner of such Shares, except as the Board may determine in its sole discretion.

12.    Conditions Upon Issuance of Shares.

(a)    Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    As a condition to the exercise of an Option, the Company may require the Participant exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

13.    Evidence of Share Ownership.    Subject to the terms and conditions of the Plan, promptly following the end of each Offering Period, each Participant shall become the beneficial owner of all Shares and any fractional interest in Shares purchased, if allowed by the Administrator, on his or her behalf.

14.    Transferability.

(a)    Neither payroll deductions credited to a Participant’s Account nor any rights with regard to the exercise of an Option or to receive Shares under the International Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 7 hereof.

(b)    Unless otherwise determined by the Administrator, Shares delivered to a Participant hereunder may not be assigned, transferred, pledged or otherwise disposed of in any way by the Participant during the one year period following such delivery to the Participant (other than by will, the laws of descent and distribution) and the Shares shall bear a legend denoting such restrictions as may be determined by the Administrator to be appropriate.

15.    Administration.

(a)    The International Plan shall be administered in accordance with Section 15 of the Plan.

(b)    The International Plan shall be administered in accordance with the applicable laws in the jurisdiction in which an International Designated Subsidiary or the Participants are located. Additional or different provisions for individual International Designated Subsidiaries may be incorporated in one or more Addenda to the International Plan. Such Addenda shall have full force and effect with respect to the International Designated Subsidiaries to which they apply. In the event of a conflict between the provisions of such an Addendum and one or more other provisions of the International Plan, the provisions of the Addendum shall be controlling.

16.    Reports.    Statements of each Participant’s Account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

17.    Changes in Capitalization/Corporate Transaction.    The provisions of Section 17 of the Plan will control in the event of changes in capitalization as described in Section 17(a) of the Plan and a corporate transaction as described in Section 17(b) of the Plan.

18.    Amendment or Termination.

(a)    The Administrator may at any time and for any reason terminate or amend the International Plan. Except as otherwise provided in the International Plan, no such termination shall adversely affect Options previously granted, provided that an Offering Period may be terminated by the Administrator on any Purchase Date if the Administrator determines that the termination of the Offering Period or the International Plan is in the best interests of the Company and its shareholders. Except as provided in Section 17 and this Section 18 hereof, no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required under Section 423 of the Code of any other applicable law, regulation or stock exchange or national or international quotation system rule.

(b)    In the event the International Plan is terminated, the Board may elect to terminate all outstanding Options either immediately or upon completion of the purchase of Shares on the next Exercise Date, or may elect to permit Options to expire in accordance with their terms (and participation to continue through such expiration dates). If the Options are terminated prior to expiration, all funds contributed to the International Plan that have not been used to purchase Shares shall be returned to the Participants.

19.    Notices.    All notices or other communications by a Participant to the Company under or in connection with the International Plan shall be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

20.    Designation of Beneficiary.    A Participant may file with the Company a written designation of a beneficiary who is to receive Shares and cash, if any, under the International Plan in the event of such Participant’s death prior to delivery of such shares or cash to such Participant. In the event of the death of a Participant who has not filed a designation of beneficiary with the Company, the Company will deliver such Shares or cash to the Participant’s estate.

21.    No Employment Rights.    The International Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any Shares under the International Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or any of its Subsidiaries, and it shall not be deemed to interfere in any way with the Company or Subsidiary’s right to terminate, or otherwise modify, an employee’s employment at any time.

22.    Governing Law.    The International Plan shall be construed and administered in accordance with the laws of Bermuda without regard for conflict of law principles.

23.    Successors and Assigns.    The International Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company.

24.    Term of International Plan.    The International Plan shall become effective on the date determined by the Board, subject to approval by the Company’s shareholders. It shall continue in effect until terminated under Section 18 or until the Plan is terminated.